Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND OF ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (B) PURSUANT TO AN EXEMPTION THEREFROM UNDER SAID ACT AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

amended and restated

WARRANT TO PURCHASE COMMON STOCK

OF

Alphatec Holdings, Inc.

Warrant Shares: 1,327,434	December 28, 2017

THIS WARRANT CERTIFIES THAT, for value received, Patrick S. Miles (the “Holder”), or its assigns, is entitled to purchase up to 1,327,434 shares of Common Stock (the “Shares”) of Alphatec Holdings, Inc., a Delaware corporation (the “Company”) at an exercise price equal to $5.00 per Share (the “Exercise Price”), all on the terms and subject to the conditions and limitation as set forth herein.

I.
EXERCISE

Holder may exercise this Warrant in whole or in part, at any time and from time to time following June 28, 2018, in each case, by delivering a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 to the principal office of the Company and a check for the aggregate Exercise Price for the Shares being purchased. Promptly after Holder exercises this Warrant, the Company shall deliver to Holder certificates for the Shares acquired, and, if this Warrant has not been fully exercised, a new Warrant representing the Shares not so acquired shall be delivered to Holder. Subject to Article 4 and Section 5.2 below, the Company agrees that any Shares acquired by exercise of this Warrant in accordance with this Article 1 shall be deemed to be issued to the Holder as the record holder of such Shares as of the close of business on the date on which the Notice of Exercise shall have been delivered and payment made for the Exercise Price as aforesaid.

Net Issue via Cashless Exercise. In lieu of exercising this Warrant by delivering a check for the aggregate Exercise Price for the Shares being purchased, this Warrant may also be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Article 1 hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Article 1 hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, (y) the VWAP on the Trading Day immediately preceding the date the applicable Notice of Exercise is delivered or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Article 1 hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Article 1 hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this provision.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

The Holder may elect net issue via cashless exercise by delivering a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 to the principal office of the Company which affirmatively sets forth Holder’s election to elect net issue via cashless exercise. Notwithstanding anything herein to the contrary, on the termination date, as set forth in Article 3, this Warrant shall be automatically exercised via cashless exercise pursuant to this Article 1.

II.
ADJUSTMENTS TO THE SHARES
A.
Split, Subdivision or Combination of Shares. Upon any subdivision of the Shares, by split or otherwise, or combination of the Shares, the number of Shares issuable upon the exercise of this Warrant shall forthwith be proportionately increased, in the case of a subdivision, or proportionately decreased in the case of a combination, and the Exercise Price shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.
B.
Reclassification, Merger, Exchange or Substitution. Upon any reclassification, merger, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, merger, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article

2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise or conversion of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, mergers, exchanges, substitutions, or other events.
C.
Notice of Adjustments. Whenever the number of Shares or Exercise Price is adjusted or there is any other adjustment of this Warrant as herein provided, the Company shall provide notice to the Holder of such adjustment or adjustments setting forth in reasonable detail the adjustments so made, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.
D.
No Impairment. The Company shall not, through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued Shares, free of preemptive rights, such number of its duly authorized Shares, or other stock or securities deliverable pursuant to this Article 2, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Warrant. The Company covenants that all Shares that may be delivered upon exercise of this Warrant, assuming full payment of the Exercise Price, shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than those created by Holder.
III.
DURATION

This Warrant shall expire and no longer be exercisable, and its provisions shall have no further force or effect upon the earlier of (a) the date which this Warrant has been exercised for the maximum amount of Shares available for issuance upon an exercise of this Warrant and (b) December 31, 2026.

IV.
TRANSFER

This Warrant (as if this Warrant were the Common Stock issuable upon the exercise hereof) and the Shares issued upon the exercise thereof may be transferred in whole or in part only in compliance with all applicable securities laws related to the transfer of this Warrant or the Shares issuable upon the exercise hereof. Subject to such restrictions, the Company shall transfer all or portion of this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel reasonably satisfactory to the Company to the effect that such transfer is exempt from the registration requirements of the Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee for the portion of this Warrant so transferred (and, if applicable, a new Warrant shall be issued to the Holder for any portion not transferred) and the surrendered Warrant shall be canceled by the Company.

V.
holder representation

The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Act or any applicable state securities law, except pursuant to sales registered or exempted under the Act. The Holder acknowledges that the Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

VI.
MISCELLANEOUS
A.
No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company with respect to the Shares issuable upon exercise hereof prior to such exercise as set forth in Section 1.
B.
Loss or Destruction of this Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction)

of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company will execute and deliver, without charge, a new Warrant of like tenor.
C.
Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. This Warrant also may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
D.
Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder.
E.
Ownership of this Warrant and Shares. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes.
F.
Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be in writing and shall be deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by email as set forth on the signature page hereto if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth on the signature page hereto; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page hereto with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. A party may change or supplement the addresses applicable hereunder, or designate additional addresses, for purposes of this Section 6.6 by giving the other party written notice of the new address in the manner set forth above.
G.
Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and permitted assigns; provided however, that neither this Warrant nor any rights or obligations hereunder shall be assigned by the Holder other than pursuant to a transfer permitted in accordance with Article 4. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.
H.
Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.
I.
Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California.
J.
Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
K.
Further Assurances. Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

IN WITNESS WHEREOF, Alphatec Holdings, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.

Alphatec Holdings, Inc.

By:
Name:	J. Todd Koning
Title:	EVP & CFO
Address:	1950 Camino Vida Roble, Carlsbad CA 92008
Email:	tkoning@atecspine.com

APPENDIX 1

NOTICE OF EXERCISE

1.
The undersigned hereby elects to purchase _____ shares of Common Stock of Alphatec Holdings, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.
2.
Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

_____________________

_____________________

_____________________

3.
The undersigned represents it is acquiring the shares of Common Stock solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

__________________________________ (Signature)
__________________________________ (Date)